HUTTIG®
BUILDING PRODUCTS

HUTTIG®
BUILDING PRODUCTS
TYPAR
HouseWrap
Masonite®
TimberTech®
Less Work. More Life.
rdi
THERMA TRU®
DOORS
HB&G

HBP
LISTED
NYSE

One Truck. Many Brands. One Solution.
One Truck. Many Brands. One Solution.
Southwestern Showcase Investor Conference
Southwestern Showcase Investor Conference
Jon Vrabely, COO, and Dave Fleisher, CFO
Jon Vrabely, COO, and Dave Fleisher, CFO
Dallas, Texas, November 15, 2006
Dallas, Texas, November 15, 2006
Exhibit 99.1

2 2
Forward-Looking Statements
Forward-Looking Statements
•
With the exception of historical information, the matters disclosed in this presentation are forward-looking statements.
•
Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements.  Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange
Commission, including its 2005 Form 10-K.
•
These forward-looking statements represent the Company’s
judgment as of the date of this presentation.  The Company
disclaims any intent or obligation to update these forward-looking statements.

3 3
Who We Are
Who We Are
•
One of the largest national distributors of millwork, and the only national distributor that sells millwork, specialty building products and wood products
•
Products offered used for new residential construction and home improvement, remodeling and repair
•
Sell to pro dealers who service pro builders, remodeling contractors and DIY customers
•
Over 100,000 SKUs, with 42 distribution centers, serving 46 states, covering 80% of housing starts
•
121 years old, 20.3 million shares outstanding
•
FY05 sales $1.1 billion, operating margin 2.9%, net margin 1.6%,
$0.84 per share diluted
•
Strong balance sheet

4 4
Where We Fit In
Where We Fit In
Two-Step Advantage
•
Many products don’t lend themselves to direct distribution
•
Two-step provides value-added services, economies of scale, reduced logistics costs
Building
Products
Manufacturers
Two-Step
Distributors
One-Step
Pro Dealer
Professional
Home Builder /
Remodeler
Huttig plays a key role in moving products on just in time basis
Huttig plays a key role in moving products on just in time basis

5 5
Our Value Proposition
Our Value Proposition
•
Products we sell
–
Save job site time and labor
–
Enable pro dealers to offer
the variety of products that
builders want
•
Service is key
–
Breadth and depth of SKUs
–
Delivering the right product at
the right time
•
National footprint
–
Enables us to service a
growing number of national
pro dealers and national
vendors

6 6
The Challenge Today
The Challenge Today
•
Starts have fallen dramatically
–
3Q06:  1.7 million annualized rate
–
2Q06:  1.9 million annualized rate
–
3Q05:  2.1 million annualized rate
•
Impact on Huttig 9M06 vs. 9M05
Performance
–
Sales up 5% to $872 million
–
Gross profit margin 18.5% vs. 19.1%
–
Operating loss of ($1.5) million vs. profit of $26.0 million
–
3Q06 includes $17.2 million in charges
–
4Q06 projected to include $1.4 million in charges

THE STATE OF THE
NATION'S
HOUSING
2006
Joint Center for Housing Studies of Harvard University

HBP
LISTED
NYSE
HUTTIG

7 7
The Opportunity Tomorrow
The Opportunity Tomorrow
•
Starts expected to average 2
million/year for next 10 years
–
Immigration
–
Baby boomer 2nd homes
–
Echo baby boomer 1st homes
–
Tear-downs
•
Continued consolidation among
manufacturers, distributors, pro
dealers, pro builders

8 8
Pro-Active Steps Already Taken
Pro-Active Steps Already Taken
•
$11+ million in annual savings
–
Closed or consolidated 5
branches
–
Cut 240 positions (11% of
workforce)
–
Wrote off discontinued inventory
–
Eliminated costly Oracle project
•
More to come
–
Reducing inventory levels
–
Cutting rental expenses
–
Decreasing contract labor costs

9 9
Disciplined & Focused Strategy Going Forward
Disciplined & Focused Strategy Going Forward
•
Improve service proposition
•
Continue growth
–
Enhance customer targeting
–
Continue to pursue national vendor
strategy
–
Acquisitions
•
Sharpen focus on financial
performance

10 10
Strong Balance Sheet to Pursue Growth
Strong Balance Sheet to Pursue Growth
•
Strong current ratio
•
New $160M credit facility
increases flexibility
•
$4.40 per share in tangible
book value
•
Total debt to cap of 39.2%
At 9/30/06 ($ in Millions)
$308 Total Liabilities &
Shareholders’ Equity
$114 Total Shareholders’ Equity
$70 Long-Term Liabilities
$124 Current Liabilities
$308 Total Assets
$30 Other
$31 PPE
$247 Current Assets

11 11
Outlook
Outlook
•
FY06
–
$1.1 billion sales
–
After 3Q and 4Q charges, expect
modest operating loss (before
interest, write-off of unamortized loan
fees and taxes)
•
FY07
–
Expand market share
–
Expand national vendor programs
–
Increase sales to national accounts
–
Improve operational discipline
•
FY08-09
–
Market rebound
–
Better position to capture growth
Long Term Objective
•
5% operating margin

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. The Details The Details

13 13 Millwork 53% Building Materials 32% Lumber 15% Sales by Product Lines (9M06) Sales by Product Lines (9M06)

HUTTIGRIP FASTENERS

TimberTech Engineered Decking Systems Less Work. More Life.

THERMA TRU DOORS

LP BUILDING PRODUCTS

HUTTIG Windows

Masonite Masonite International Corporation

OWENS CORNING

HB&G

SIMPSON Strong-Tie CONNECTORS

CertainTeed

GRACE Construction Products

TYPAR HouseWrap

Simpson MASTERMARK HANDCRAFTED DOORS FOR AMERICA'S FINE HOMES

woodgrain millwork at home – naturally

L.J. Smith Stair Systems

Rosboro

James Hardie Siding Products

HBP
LISTED
NYSE
HUTTIG

14 14 Brands Pro Dealers Want Brands Pro Dealers Want

PRE HUNG DOOR UNIT
HUTTIG The Leader Since 1885

HBP
LISTED
NYSE
HUTTIG

15 15
Value-Added Services
Value-Added Services
Huttig is Nation’s Largest Wholesaler of Pre-Hung Doors
•
Pre-hanging saves hours of job site labor
•
Pre-hung doors generally sell for more than 20% margins

16 16 National Branch Network National Branch Network

17 17 Southeast 29% West 34% Northeast 24% Midwest 13% Sales by Region (9M06) Sales by Region (9M06)

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Growth Strategies Growth Strategies

19 19
Improving Branch Service, Growth & Profitability
Improving Branch Service, Growth & Profitability
•
Service, not just price, is critical
to customers and their
profitability
•
Big opportunity
–
One-third of branches great
service
–
One-third OK
–
One-third need improvement
•
Implementing “best practices”
throughout the branch network
•
Improving customer targeting
•
P&L managers now in every
branch

THERMA-TRU
New Technology, Old Traditional Style.
HB&G
It's a way of life.

HBP
LISTED
NYSE
HUTTIG

20 20
National Vendor Strategy
National Vendor Strategy
•
National distribution rights
to most popular brands in
key categories
•
Provides benefits to both
manufacturers and
customers
•
Enables Huttig to
increase sales to national,
regional and local
accounts

84 LUMBER
Classic

LMC

Lanoga Corporation

The Contractor Yard

STOCK
Building Supply
12
Charly/RacingWest.com

STOCK Building Supply
a WOLSELEY company

THE HOME DEPOT SUPPLY

84 LUMBER

Builders FirstSource

Do it Best

BMC WEST
BUILDING MATERIALS

ENAP, INC.
121 Executive Drive, New Windsor, New York 12553

HBP
LISTED
NYSE

21 21 National Account Strategy National Account Strategy Huttig’s National Account Sales 18% CAGR 2002-2005 Huttig’s National Account Sales 18% CAGR 2002-2005

22 22
Acquisitions
Acquisitions
•
Objectives
–
New geographic locations
–
Expand share and leverage
in existing markets
–
12-15% ROI
•
Smaller Firms
–
Excellent acquisition
opportunities
–
49% market share
–
Mostly family-owned
* Source: HCN Top 150 Distributor Scorecard July 2006. Excludes retailers and buying groups such as LMC, Do It Best, True Value, ACE
Hardware and ENAP
Building Products
Building Products
Distribution Market*
Distribution Market*
Top 10
Distributors
(includes
Huttig)
$28 Billion
129 Smaller
Firms
$27 Billion

23 23
Compelling Valuation
Compelling Valuation
0.96
1.32
1.40
1.57
2.18
3.28
Huttig’s Price to Book at Significant Discount to Peers (11/07/06)*
Huttig’s Price to Book at Significant Discount to Peers (11/07/06)*
* Source:
Capital IQ,
division of
Standard &
Poor’s

24 24
Conclusion
Conclusion
•
Mid- to long-term housing
forecast is strong –
2 million starts/year
•
No significant national
competition in millwork –
accounts for 50%+ of sales,
requires value added
services
•
National footprint along with national vendor strategy uniquely positions Huttig to capitalize on continued consolidation of national pro dealers and pro builders
•
Financial flexibility from new $160M credit facility enables Huttig to capitalize on value added growth and acquisition opportunities

25 25
Investor Contacts
Investor Contacts
Steven Anreder (Steven.Anreder@Anreder.Com)
Gary Fishman (Gary.Fishman@Anreder.Com)
Anreder & Company
Phone: 212.532.3232
Investor
Relations
Agency
Ken Young, Treasurer
Huttig Building Products, Inc.
555 Maryville University Drive
St. Louis, MO  63141
Phone:  314.216.2648
Email:  KYoung@Huttig.Com
Huttig

One Truck. Many Brands. One Solution.
One Truck. Many Brands. One Solution.
Southwestern Showcase Investor Conference
Southwestern Showcase Investor Conference
Jon Vrabely, COO, and Dave Fleisher, CFO
Jon Vrabely, COO, and Dave Fleisher, CFO
Dallas, Texas, November 15, 2006
Dallas, Texas, November 15, 2006